PIMCO RAE PLUS International Fund

SUMMARY PROSPECTUS

July 30, 2018 (as supplemented February 28, 2019)

Share Class:	Inst	I-2	A	R
Ticker:	PTSIX	PTIPX	PTSOX	—

Before you invest, you may want to review the Fund's prospectus, which, as supplemented, contains more information about the Fund and its risks. You can find the Fund's prospectus and other information about the Fund online at http://investments.pimco.com/prospectuses. You can also get this information at no cost by calling 888.87.PIMCO or by sending an email request to piprocess@dstsystems.com. The Fund's prospectus and Statement of Additional Information, both dated July 30, 2018, as supplemented, along with the financial statements included in the Fund's most recent annual report to shareholders dated March 31, 2018, are incorporated by reference into this Summary Prospectus.

Investment Objective

The Fund seeks total return which exceeds that of its benchmark.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. In addition to the fees and expenses described below, you may also be required to pay brokerage commissions on purchases and sales of Institutional Class or I-2 shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $100,000 in Class A shares of eligible funds offered by PIMCO Equity Series and PIMCO Funds. More information about these and other discounts is available in the "Classes of Shares" section on page 80 of the Fund's prospectus, Appendix B to the Fund's prospectus (Financial Firm-Specific Sales Charge Waivers and Discounts) or from your financial advisor.

Shareholder Fees (fees paid directly from your investment):

	Inst Class	I-2	Class A	Class R
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	None	None	3.75%	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lower of the original purchase price or redemption price)	None	None	1.00%	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):

	Inst Class	I-2	Class A	Class R
Management Fees	0.82%	0.92%	0.92%	0.92%
Distribution and/or Service (12b-1) Fees	N/A	N/A	0.25%	0.50%
Other Expenses(1)	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.94%	1.04%	1.29%	1.54%

1 "Other Expenses" include interest expense of 0.12%. Interest expense is borne by the Fund separately from the management fees paid to Pacific Investment Management Company LLC ("PIMCO"). Excluding interest expense, Total Annual Fund Operating Expenses are 0.82%, 0.92%, 1.17% and 1.42% for Institutional Class, I-2, Class A and Class R shares, respectively.

Example. The Example is intended to help you compare the cost of investing in Institutional Class, I-2, Class A or Class R shares of the Fund with the costs of investing in other mutual funds. The Example assumes that you invest $10,000 in the noted class of shares for the time periods indicated, and then redeem all your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund's operating expenses remain the same. Investors may pay brokerage commissions on their purchases and sales of Institutional Class shares or I-2 shares of the Fund, which are not reflected in the Example. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

If you redeem your shares at the end of each period:

	1 Year	3 Years	5 Years	10 Years
Institutional Class	$96	$300	$520	$1,155
I-2	$106	$331	$574	$1,271
Class A	$501	$769	$1,056	$1,873
Class R	$147	$456	$787	$1,724

If you do not redeem your shares:

	1 Year	3 Years	5 Years	10 Years
Class A	$501	$769	$1,056	$1,873

Portfolio Turnover

The Fund pays transaction costs when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in the Annual Fund Operating Expenses or in the Example tables, affect the Fund's performance. During the most recent fiscal year, the Fund's portfolio turnover rate was 144% of the average value of its portfolio.

Principal Investment Strategies

The Fund seeks to exceed the total return of the MSCI EAFE Value Index under normal circumstances by obtaining exposure to a portfolio of stocks economically tied to foreign (non-U.S.) countries ("RAE International Large Model Portfolio"), and complementing this equity exposure with absolute return bond alpha strategy ("AR Bond Alpha Strategy"). The stocks are selected by the Fund's sub-adviser, Research Affiliates, LLC ("Sub-Adviser"), from a broad universe of companies which satisfy certain liquidity and capacity requirements. Under normal circumstances equity total return swaps are used to obtain exposure to the RAE International Large Model Portfolio.

The Sub-Adviser uses the RAE® methodology for portfolio construction. The RAE® methodology is a rules-based model that applies a non-capitalization method of creating and weighting a model portfolio of equity securities, within a defined market, and seeks to eliminate the potential overweighting of overpriced equity securities and underweighting of underpriced equity securities associated with market-capitalization equity indexes. Selections are further refined through the use of additional analytic measures and processes designed to achieve enhanced risk-adjusted returns including measures of financial health and adjustments that take momentum into

PIMCO FUNDS | SUMMARY PROSPECTUS

PIMCO RAE PLUS International Fund

account, among other factors. Actual stock positions in the RAE International Large Model Portfolio, which drift apart from target weights as market prices change, are rebalanced to target weights periodically. The RAE® methodology's systematic portfolio rebalancing reflects a value orientation. Portfolio managers do not have discretion with respect to the allocations determined by the RAE® methodology. The RAE® methodology is not updated according to any predetermined schedule and generally is not expected to be updated during a given year.

The Sub-Adviser provides investment advisory services in connection with the Fund's swap-based exposure to the RAE International Large Model Portfolio by, among other things, providing PIMCO, or counterparties designated by PIMCO, with the RAE International Large Model Portfolio for purposes of developing equity total return swaps based on the RAE International Large Model Portfolio. In a typical swap agreement, the Fund will receive the total return of the RAE International Large Model Portfolio from the counterparty to the swap agreement in exchange for paying the counterparty an agreed upon short-term interest rate.

Because the RAE International Large Model Portfolio is a proprietary portfolio, there may be a limited number of counterparties willing or able to serve as counterparties to a swap agreement. If such swap agreements are not available, or if swap pricing is unattractive or for other reasons, the Fund may invest in other instruments, "baskets" of stocks, or individual securities to replicate the performance of the RAE International Large Model Portfolio.

The Fund seeks to remain exposed to the RAE International Large Model Portfolio even when the value of the RAE International Large Model Portfolio is declining.

In managing the Fund's investments in the AR Bond Alpha Strategy, PIMCO seeks to outperform the short-term interest rate cost of obtaining equity exposure, thereby enhancing the Fund's total return and return versus the benchmark (sometimes referred to as "alpha"). The AR Bond Alpha Strategy invests in a diversified portfolio of Fixed Income Instruments, which may be represented by forwards or derivatives such as options, futures contracts or swap agreements. "Fixed Income Instruments" include bonds, debt securities and other similar instruments issued by various U.S. and non-U.S. public or private-sector entities. The AR Bond Alpha Strategy is not designed to systematically provide bond market exposure, although the returns may (or may not) be positively correlated with the returns of the bond market.

The AR Bond Alpha Strategy seeks to maintain an overall portfolio duration which normally varies from (negative) 3 years to positive 8 years based on PIMCO's market forecasts among other factors. Duration is a measure used to determine the sensitivity of a security's price to changes in interest rates. The longer a security's duration, the more sensitive it will be to changes in interest rates. In addition to duration, the AR Bond Alpha Strategy has flexibility with respect to overall sector exposures, non-U.S. exposures and credit quality, both as a function of the strategy's investment guidelines and lack of a bond market index benchmark.

The Fund may invest, without limitation, in derivative instruments, such as options, futures contracts or swap agreements, or in mortgage- or asset-backed securities, subject to applicable law and any other restrictions described in the Fund's prospectus or Statement of Additional Information. The Fund may purchase or sell securities on a when-issued, delayed delivery or forward commitment basis and may engage in short sales. The Fund may invest up to 20% of its total assets in high yield securities ("junk bonds"), as rated by Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Ratings Services ("S&P") or Fitch, Inc. ("Fitch"), or, if unrated, as determined by PIMCO. The Fund may invest, without limitation, in securities denominated in foreign (non-U.S.) currencies and in U.S. dollar-denominated securities of foreign (non-U.S.) issuers. With respect to the AR Bond Alpha Strategy, the Fund may invest up to 25% of its total assets in securities and instruments that are economically tied to emerging market countries (this limitation does not apply to investment grade sovereign debt denominated in the local currency with less than 1 year remaining to maturity, which means the Fund may invest in such instruments without limitation subject to any applicable legal or regulatory limitation). With respect to the AR Bond Alpha Strategy, the Fund will normally limit its foreign currency exposure (from non-U.S. dollar-denominated securities or currencies) to 35% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its exposure (from non-U.S. dollar-denominated securities or currencies) to each non-U.S. currency to 10% of its total assets. With respect to the AR Bond Alpha Strategy, the Fund will normally limit its aggregate U.S. dollar exposure from transactions or instruments that reference the relative return of a non-U.S. currency or currencies as compared to the U.S. dollar to 20% of its total assets. The Fund may also invest up to 10% of its total assets in preferred securities.

Principal Risks

It is possible to lose money on an investment in the Fund. Under certain conditions, generally in a market where the value of the RAE International Large Model Portfolio underperforms the benchmark and/or the AR Bond Alpha Strategy underperforms short term interest rates, the Fund may experience greater losses or lesser gains than would be the case if it invested in the benchmark. The principal risks of investing in the Fund, which could adversely affect its net asset value, yield and total return, are:

Interest Rate Risk: the risk that fixed income securities will decline in value because of an increase in interest rates; a fund with a longer average portfolio duration will be more sensitive to changes in interest rates than a fund with a shorter average portfolio duration

Call Risk: the risk that an issuer may exercise its right to redeem a fixed income security earlier than expected (a call). Issuers may call outstanding securities prior to their maturity for a number of reasons (e.g., declining interest rates, changes in credit spreads and improvements in the issuer's credit quality). If an issuer calls a security that the Fund has invested in, the Fund may not recoup the full amount of its initial investment and may be forced to reinvest in lower-yielding securities, securities with greater credit risks or securities with other, less favorable features

Credit Risk: the risk that the Fund could lose money if the issuer or guarantor of a fixed income security, or the counterparty to a derivative contract, is unable or unwilling to meet its financial obligations

High Yield Risk: the risk that high yield securities and unrated securities of similar credit quality (commonly known as "junk bonds") are subject to greater levels of credit, call and liquidity risks. High yield securities are considered primarily speculative with respect to the issuer's continuing

2	SUMMARY PROSPECTUS | PIMCO FUNDS

Summary Prospectus

ability to make principal and interest payments, and may be more volatile than higher-rated securities of similar maturity

Market Risk: the risk that the value of securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting securities markets generally or particular industries

Issuer Risk: the risk that the value of a security may decline for a reason directly related to the issuer, such as management performance, financial leverage and reduced demand for the issuer's goods or services

Liquidity Risk: the risk that a particular investment may be difficult to purchase or sell and that the Fund may be unable to sell illiquid securities at an advantageous time or price or achieve its desired level of exposure to a certain sector. Liquidity risk may result from the lack of an active market, reduced number and capacity of traditional market participants to make a market in fixed income securities, and may be magnified in a rising interest rate environment or other circumstances where investor redemptions from fixed income mutual funds may be higher than normal, causing increased supply in the market due to selling activity

Derivatives Risk: the risk of investing in derivative instruments (such as futures, swaps and structured securities), including leverage, liquidity, interest rate, market, credit and management risks, mispricing or valuation complexity. Changes in the value of the derivative may not correlate perfectly with, and may be more sensitive to market events than, the underlying asset, rate or index, and the Fund could lose more than the initial amount invested. The Fund's use of derivatives may result in losses to the Fund, a reduction in the Fund's returns and/or increased volatility. Over-the-counter ("OTC") derivatives are also subject to the risk that a counterparty to the transaction will not fulfill its contractual obligations to the other party, as many of the protections afforded to centrally-cleared derivative transactions might not be available for OTC derivatives. For derivatives traded on an exchange or through a central counterparty, credit risk resides with the Fund's clearing broker, or the clearinghouse itself, rather than with a counterparty in an OTC derivative transaction. Changes in regulation relating to a mutual fund's use of derivatives and related instruments could potentially limit or impact the Fund's ability to invest in derivatives, limit the Fund's ability to employ certain strategies that use derivatives and/or adversely affect the value of derivatives and the Fund's performance

Equity Risk: the risk that the value of equity securities, such as common stocks and preferred securities, may decline due to general market conditions which are not specifically related to a particular company or to factors affecting a particular industry or industries. Equity securities generally have greater price volatility than fixed income securities

Mortgage-Related and Other Asset-Backed Securities Risk: the risks of investing in mortgage-related and other asset-backed securities, including interest rate risk, extension risk, prepayment risk and credit risk

Foreign (Non-U.S.) Investment Risk: the risk that investing in foreign (non-U.S.) securities may result in the Fund experiencing more rapid and extreme changes in value than a fund that invests exclusively in securities of U.S. companies, due to smaller markets, differing reporting, accounting and auditing standards, increased risk of delayed settlement of portfolio transactions or loss of certificates of portfolio securities, and the risk of unfavorable foreign government actions, including nationalization, expropriation or confiscatory taxation, currency blockage, or political changes or diplomatic developments. Foreign securities may also be less liquid and more difficult to value than securities of U.S. issuers

Emerging Markets Risk: the risk of investing in emerging market securities, primarily increased foreign (non-U.S.) investment risk

Sovereign Debt Risk: the risk that investments in fixed income instruments issued by sovereign entities may decline in value as a result of default or other adverse credit event resulting from an issuer's inability or unwillingness to make principal or interest payments in a timely fashion

Currency Risk: the risk that foreign (non-U.S.) currencies will change in value relative to the U.S. dollar and affect the Fund's investments in foreign (non-U.S.) currencies or in securities that trade in, and receive revenues in, or in derivatives that provide exposure to, foreign (non-U.S.) currencies

Leveraging Risk: the risk that certain transactions of the Fund, such as reverse repurchase agreements, loans of portfolio securities, and the use of when-issued, delayed delivery or forward commitment transactions, or derivative instruments, may give rise to leverage, magnifying gains and losses and causing the Fund to be more volatile than if it had not been leveraged. This means that leverage entails a heightened risk of loss

Management Risk: the risk that the investment techniques and risk analyses applied by PIMCO and Research Affiliates, including the use of quantitative models or methods, will not produce the desired results and that legislative, regulatory, or tax restrictions, policies or developments may affect the investment techniques available to PIMCO, Research Affiliates and the individual portfolio manager in connection with managing the Fund. There is no guarantee that the investment objective of the Fund will be achieved

Model Risk: the risk that the Fund's investment models used in making investment allocation decisions may not adequately take into account certain factors, may contain design flaws or faulty assumptions, and may rely on incomplete or inaccurate data, any of which may result in a decline in the value of an investment in the Fund

Short Exposure Risk: the risk of entering into short sales, including the potential loss of more money than the actual cost of the investment, and the risk that the third party to the short sale will not fulfill its contractual obligations, causing a loss to the Fund

Value Investing Risk: a value stock may decrease in price or may not increase in price as anticipated by the Sub-Adviser if it continues to be undervalued by the market or the factors that the portfolio manager believes will cause the stock price to increase do not occur

Please see "Description of Principal Risks" in the Fund's prospectus for a more detailed description of the risks of investing in the Fund. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

Performance Information

The performance information shows summary performance information for the Fund in a bar chart and an Average Annual Total Returns table. The information provides some indication of the risks of investing in the Fund by

July 30, 2018 (as supplemented February 28, 2019) | SUMMARY PROSPECTUS	3

PIMCO RAE PLUS International Fund

showing changes in its performance from year to year and by showing how the Fund's average annual returns compare with the returns of a primary and a secondary broad-based securities market index and an index of similar funds. Absent any applicable fee waivers and/or expense limitations, performance would have been lower. The bar chart shows performance of the Fund's Institutional Class shares. For periods prior to the inception date of I-2 shares (May 30, 2014) and Class A shares (February 28, 2014), performance information shown in the table for these classes is based on the performance of the Fund's Institutional Class shares, adjusted to reflect the fees and expenses paid by these classes of shares. Performance in the Average Annual Total Returns table reflects the impact of sales charges. The Fund's Class R shares have not commenced operations as of the date of this prospectus. The Fund's past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future.

The Fund measures its performance against a primary benchmark and a secondary benchmark. The Fund's primary benchmark is the MSCI EAFE Value Index.

Effective February 28, 2019, the Fund's primary benchmark is the MSCI EAFE Value Index. The MSCI EAFE Value Index captures large and mid-cap securities exhibiting overall value style characteristics across developed markets countries around the world, excluding the US and Canada. The value investment style characteristics for index construction of the MSCI EAFE Value Index are defined using three variables: book value to price, 12-month forward earnings to price and dividend yield. The Fund believes that the new primary benchmark better aligns with the Fund's investment strategy. MSCI EAFE Index is an unmanaged index of issuers in countries of Europe, Australia, and the Far East represented in U.S. Dollars on an unhedged basis. The Lipper International Multi-Cap Value Funds Average is a total return performance average of Funds tracked by Lipper, Inc. that, by portfolio practice, invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range over an extended period of time. International multi-cap value funds typically have below-average characteristics compared to the MSCI EAFE Index.

Performance for the Fund is updated daily and quarterly and may be obtained as follows: daily updates on the net asset value and performance page at http://investments.pimco.com/DailyPerformance and quarterly updates at http://investments.pimco.com/QuarterlyPerformance.

Calendar Year Total Returns — Institutional Class*

*The year-to-date return as of June 30, 2018 is -4.17%. For the periods shown in the bar chart, the highest quarterly return was 15.58% in the Q3 2013, and the lowest quarterly return was -15.89% in the Q3 2015.

Average Annual Total Returns (for periods ended 12/31/17)

	1 Year	5 Years	Since Inception (09/30/2011)
Institutional Class Return Before Taxes	28.38%	8.73%	11.48%
Institutional Class Return After Taxes on Distributions(1)	24.09%	5.08%	7.54%
Institutional Class Return After Taxes on Distributions and Sales of Fund Shares(1)	15.96%	5.40%	7.53%
I-2 Return Before Taxes	28.31%	8.63%	11.39%
Class A Return Before Taxes	23.23%	7.54%	10.43%
MSCI EAFE Value Index (reflects no deductions for fees, expenses or taxes)	21.44%	6.95%	8.77%
MSCI EAFE Index (reflects no deductions for fees, expenses or taxes)	25.03%	7.90%	9.59%
Lipper International Multi-Cap Value Funds Average (reflects no deductions for taxes)	22.68%	6.81%	8.76%

1 After-tax returns are calculated using the highest historical individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown, and the after-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts. In some cases the return after taxes may exceed the return before taxes due to an assumed tax benefit from any losses on a sale of Fund shares at the end of the measurement period. After-tax returns are for Institutional Class shares only. After-tax returns for other classes will vary.

Investment Adviser/Portfolio Manager

PIMCO serves as the investment adviser for the Fund. Research Affiliates, LLC serves as the Fund's sub-adviser. The Fund's portfolio is jointly and primarily managed by Robert D. Arnott, Christopher J. Brightman, Mohsen Fahmi, Jing Yang and Bryan Tsu. Mr. Arnott is the Chairman and Founder of Research Affiliates, LLC. Mr. Brightman is the Chief Investment Officer of Research Affiliates, LLC. Mr. Fahmi is a Managing Director of PIMCO, and Ms. Yang and Mr. Tsu are Executive Vice Presidents of PIMCO. Mr. Arnott has jointly and primarily managed the Fund since September 2014. Mr. Fahmi has jointly and primarily managed the Fund since January 2015. Mr. Brightman has jointly and primarily managed the Fund since July 2017, and Ms. Yang and Mr. Tsu have jointly and primarily managed the Fund since July 2018. Messrs. Arnott and Brightman are responsible for equity investments. Messrs. Fahmi and Tsu and Ms. Yang are responsible for fixed income investments.

4	SUMMARY PROSPECTUS | PIMCO FUNDS

Summary Prospectus

Purchase and Sale of Fund Shares

Fund shares may be purchased or sold (redeemed) on any business day (normally any day when the New York Stock Exchange is open). Generally, purchase and redemption orders for Fund shares are processed at the net asset value next calculated after an order is received by the Fund.

Institutional Class and I-2

The minimum initial investment for Institutional Class and I-2 shares of the Fund is $1 million, except that the minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers.

You may sell (redeem) all or part of your Institutional Class and I-2 shares of the Fund on any business day. If you are the registered owner of the shares on the books of the Fund, depending on the elections made on the Account Application, you may sell by:

■

Sending a written request by regular mail to:
PIMCO Funds
P.O. Box 219024, Kansas City, MO 64121-9024
or by overnight mail to:
PIMCO Funds c/o DST Asset Manager Solutions, Inc.
430 W. 7th Street, STE 219024, Kansas City, MO 64105-1407

■

Calling us at 888.87.PIMCO and a Shareholder Services associate will assist you

■

Sending a fax to our Shareholder Services department at 816.421.2861

■

Sending an e-mail to piprocess@dstsystems.com

Class A and Class R

The minimum initial investment for Class A shares of the Fund is $1,000. The minimum subsequent investment for Class A shares is $50. The minimum initial investment may be modified for certain financial firms that submit orders on behalf of their customers. You may purchase or sell (redeem) all or part of your Class A shares through a broker-dealer, or other financial firm, or, if you are the registered owner of the shares on the books of the Fund, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407. The Fund reserves the right to require payment by wire or U.S. Bank check in connection with accounts opened directly with the Fund by Account Application.

There is no minimum initial or minimum subsequent investment in Class R shares because Class R shares may only be purchased through omnibus accounts for specified benefit plans. Specified benefit plans that wish to invest directly by mail should send a check payable to the PIMCO Family of Funds, along with a completed Account Application, by regular mail to PIMCO Funds, P.O. Box 219294, Kansas City, MO 64121-9294 or overnight mail to PIMCO Funds, c/o DST Asset Manager Solutions, Inc., 430 W. 7th Street, STE 219294, Kansas City, MO 64105-1407.

Tax Information

The Fund's distributions are generally taxable to you as ordinary income, capital gains, or a combination of the two, unless you are investing through a tax-deferred arrangement, such as a 401(k) plan or an individual retirement account, in which case distributions may be taxable upon withdrawal.

Payments to Broker-Dealers and Other Financial Firms

If you purchase shares of the Fund through a broker-dealer or other financial firm (such as a bank), the Fund and/or its related companies (including PIMCO) may pay the financial firm for the sale of those shares of the Fund and/or related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial firm and your salesperson to recommend the Fund over another investment. Ask your salesperson or visit your financial firm's Web site for more information.

July 30, 2018 (as supplemented February 28, 2019) | SUMMARY PROSPECTUS	5

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